SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): March 21, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)


                                   333-44159
              Delaware             333-28829          not applicable
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:    (800) 999-7535

Item 5.       Other Events

On January 20, 1998 (the Closing Date), National Auto Finance 1998-1 Trust, a Delaware business trust formed by National Financial Auto Funding Trust (the Registrant) issued $85,200,000 aggregate principal amount of Notes designated the National Auto Finance 1998-1 Trust 5.88% Automobile Receivables-Backed Notes, Series 1998-1 (the Notes), pursuant to an Indenture, dated as of December 15, 1997, between the 98-1 Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes are secured by trust property consisting primarily of a segregated pool (the Receivables Pool) of non-prime motor vehicle retail installment sale contracts (the Receivables), all of which are secured by new or used automobiles, light-duty trucks, vans, or minivans financed thereby. The Receivables Pool consisted as of the Closing Date of Receivables having an aggregate principal balance as of December 15, 1997 (the Cut-off Date) of approximately $75,504,414.69. The 98-1 Trust may acquire certain additional Receivables on or prior to April 30, 1998 with funds deposited in a Pre-Funding Account in the amount of approximately $16,490,982.64, which additional Receivables will also secure the Notes. As of the Cut-off Date, the Receivables had the characteristics described in the Prospectus dated January 15, 1998 filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed to satisfy certain reporting requirements.


              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date March 21, 1998.

              Principal    Interest            Ending Balance

              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated March 21, 1998.


                          Pre-Funding           Revolv
   Collection Pre-Funding   Reserve    Spread    ing  Certificate  Trans  Master
    Account     Account     Account    Account   Acct   Account    feror   Serv


1        0.00 16490982.64  154832.00 4681318.68  0.00       0.00     0.00  0.00
2                66581.46     625.13   17476.11  0.00

3
4  2297686.86
5        0.00
6     7884.08
7        0.00                                                              0.00
8    -8056.41                                                     8056.41
9        0.00                                                              0.00
10   -7884.08                         -17476.11                  25360.19
11-1486291.28                                    0.00 1486291.28
12       0.00

13
14 -803339.17                                          803339.17
15                                                          0.00     0.00
16                                                          0.00           0.00
17                                               0.00       0.00
18                                         0.00
19                              0.00                        0.00     0.00
20                                         0.00             0.00
21                                                          0.00
22              -66581.46    -625.13             0.00   67206.59
23                                                          0.00
24                   0.00                        0.00       0.00     0.00
25                                                          0.00
26                                                          0.00
27                                                          0.00           0.00
28                                                          0.00     0.00

29
30                              0.00                                 0.00
31                                                                   0.00
32       0.00 16490982.64  154832.00 4681318.68  0.00 2356837.04 33416.60  0.00
33                                                    2356837.04

1 Beginning Account Balances
2 Interest Income

3 Collection Account
4 Lockbox Collections during the Collections Period
5 Add: Retransfer Amount received in respect of any Retransferred Contracts
6 Add: Any income and gain from investments of funds in the Collection Account 7 Add: Amounts received from Transferor, Master Servicer or any Subservicer
8 Less: Late Payment fees collected with respect to the Contracts on Deposit
9 Less: Supplemental Servicing Fee
10 Less: Any income and gain on investments of deposits in Collection Account 11 Less: Scheduled & Prepay Contract Principal
12 Less: Amounts deposited with respect to Retransferred Contracts

13 Certificate Account
14 Add: Withdrawals from Collection Account
15 Add: Amounts received from the Transferor
16 Add: Amounts received from the Master Servicer or Subservicer
17 Add: Withdrawals from Revolving Account
18 Add: Amounts deposited with respect to the spread requirements
19 Add: Withdrawals from the Pre-Funding Reserve Account
20 Add: Withdrawals from the Spread Account
21 Add: Proceeds of any Contracts or Property
22 Add: Any income and gain on investments of funds in the Certificate Account 23 Add: Amounts received from Certificate Insurer
24 Add: Withdrawals from the Revolving Account or Pre-Funding Account
25 Less: Expenses of an Opinion of Counsel
26 Less: Expenses of Master Servicer or Transferor
27 Less: Payments to the Master servicer of Insurance and Liquidation Proceeds 28 Less: Payments to Transferor on Retransferred Contracts or property

29 Pre-Funding Reserve Account
30 Less: Amount in excess of Required Deposit
31 Less: Amounts Distributed
32 Ending Account Balances
33 Available Amount to Certificate Holders

Class A Certificate Factor

Current Class A Balance                 82,090,909
Initial Class A Balance                 85,200,000

                 Certificate Factor:  0.9635083202

Aggregate Contract Principal Balance    72,087,831

Class A Balance                         82,090,909
Less: Prefunding Account               (16,490,983)
 Receivable backed Certificates         65,599,926

A Investor Percentage                        91.00%

Weighted Average Coupon                      19.15%

Weighted Average Maturity                    49.77

Beginning of Transaction           12/16/97
Payment Date                       03/21/98
Month of Transaction                      3
Period Ended                       02/28/98

Collection Account
Beginning Balance                                                          0.00
Collections during the Collections Period                            2297686.86
Retransfer Amount on any Retransferred Contracts                           0.00
Income and gain from investments of funds in Collection Acct            7884.08
Amounts received from Transferor, Master Servicer or any Subservicer       0.00

Late Payment Fees collected with respect to the Contracts on Deposit    8056.41
Supplemental Servicing Fee                                                 0.00
Amounts deposited with respect to  Retransferred Accounts                  0.00
Scheduled Principal  (During Revolving Period - Months 1 through 2)
1206106.61
Prepayments (During Revolving Period - Months 1 through 2)            254741.99
Recoveries (During Revolving Period - Months 1 through 2)              25442.68

Certificate Account
Amounts received from the Transferor                                       0.00
Amounts received from the Master Servicer or Subservicer                   0.00
Withdrawals from the Pre-Funding Reserve Account                           0.00
Withdrawals from the Spread Account                                        0.00
Proceeds of any Contracts or Property                                      0.00
Income and gain on investments of funds in Certificate Acct                0.00
Amounts received from Certificate Insurer (Claims to FSA)                  0.00

Expenses of an Opinion of Counsel                                          0.00
Expenses of Master Servicer or Transferor                                  0.00
Payments to Master servicer of Insurance and Liquidation Proceeds          0.00
Payments to Transferor on Retransferred Contracts or property              0.00

Pre-Funding Reserve Account
Beginning Balance                                                     154832.00
Amount in excess of Required Deposit                                       0.00
Interest Income                                                          625.13

Certificate Insurer
Is there a claim on the policy in the current month,
or has there ever been a claim?                                              No
Revolving Account
Beginning Balance                                                          0.00
Transfers                                                                  0.00
Over 3.0 Million Principal
Remaining balance due to Investors                                         0.00
Interest Income                                                            0.00

Pre-Funding Account
Beginning Balance                                                   16490982.64
Interest Income                                                        66581.46

Spread Account
Beginning Balance                                                    4681318.68
Interest Income                                                        17476.11

Number of loans currently owned by Trust          6,234

Initial Collateral Balance                  85200000.00

New Originations Transferred to Trust              0.00


Initial Certificate Account Balance                0.00

Previous Servicing Fee Arrearage                   0.00

Previous Trustee, Collateral Agent,                0.00
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                0.00

Unreimbursed expenses to the Trustee               0.00

Unreimbursed expenses to the Master Servicer       0.00

Unreimbursed expenses to Standby Servicer          0.00

Unreimbursed expenses to the Transferor            0.00

Opening Class A Principal Balance           85200000.00 x
Prior Class A Principal Arrearage                  0.00

                                  Current    1 Mo Prior 2 Mos Prior 3 Mos Prior

30+ Days Past Due                2731440.99  2898921.13  2596912.72        0.00
60+ Days Past Due                 940391.14   600983.36     7446.71        0.00
90+ Days Past Due                 195109.49    12106.97        0.00        0.00
Delinquent (30+ days past due)   3866941.62  3512011.46  2604359.43        0.00

Current Month Repos               260049.92   123546.50        0.00        0.00
New over 90 Days                  195109.49    12106.97        0.00        0.00
Defaults                          455159.41   135653.47        0.00        0.00

Liquidated Contracts
  Repos > 90 Days                      0.00        0.00        0.00        0.00
  Closed Repo's                    24373.00        0.00        0.00        0.00
  Past Due > 120 Days                  0.00        0.00        0.00        0.00
  Chapter 13 Bankruptcy                0.00        0.00        0.00        0.00
  Net Liquidated Accounts          24373.00        0.00        0.00        0.00

Recoveries - net of expenses       25442.68     8794.66        0.00        0.00

Net Losses                         -1069.68    -8794.66        0.00        0.00

ACPB                            72087831.05 73573052.65 74877778.19 75504414.69

Principal Paid

                                   01/21/98   570239.22
                                   02/21/98  1187300.24

                                             1757539.46


                                                 Amount
World Omni to World Omni ( Servicer) Reconciliation
Opening Principal Balance
(prior Month) - Trailer Summary Report         73453673.22

Add: New Accounts Transferred                         0.00

Less: Scheduled Principal Received             -1206106.61
           Prepaid Accounts                     -254741.99
           Repossessed Accounts                 -260049.92
                                               -1720898.52

Less: Non cash Transactions                           0.00

Subtotal                                       71732774.70
Closing Principal Balance - Trailer Summary    72003645.92
Difference                                      -270871.22


ACPB to World Omni Reconciliation
Closing Principal Balance
   per World Omni                              72003645.92
Less:  World Omni to World Omni Difference      -270871.22
Add: Non Liquidated Repo Inventory
        deducted from World Omni balance but
        not passed through to investors          357026.97


Adjusted World Omni Principal Balance          72089801.67



ACPB Prior to ACPB Current Reconciliation
Prior Month ACPB                               73573052.65

Add: New Accounts Transferred                         0.00

Less: Scheduled Principal Received             -1206106.61
           Prepaid Accounts                     -254741.99

Less: Liquidated Accounts                        -24373.00

Current Month ACPB                             72087831.05

Adjusted World Omni Principal Balance          72089801.67

Current Month ACPB                             72087831.05

Difference                                         1970.62
                                                           Liquidated   Repo
Repo/Liquidated Accounts                     Repo PrincipalPrincipal  Inventory

                                    12/31/97          0.00      0.00       0.00
                                    01/31/98     121350.05  24373.00   96977.05
                                    02/28/98     260049.92            260049.92
                                    03/31/98                               0.00
                                    04/30/98                               0.00
                                                 381399.97  24373.00  357026.97

A             Difference as follows:

                                                  -2057.99
                                                     87.37
                                                  -1970.62

Class A Interest Schedule
 Opening Class A Principal Balance                                  83442460.54
 Class A Interest Rate                                                     5.88%
 30/360*Class A Interest Rate                                              0.49%
 Current Class A Interest  Distribution                               408868.06
 Prior Class A Interest Arrearage                                          0.00
 Class A Interest Due                                                 408868.06

 Current Class A Interest Arrearage                                        0.00

Class A Principal Schedule

 Opening Class A Principal Balance                                  83442460.54

 Scheduled Principal                                                 1206106.61
 Prepayments                                                          254741.99
 Liquidated Contracts                                                  24373.00
 (Less) Amounts reinvested                                                 0.00
                                                                     1485221.60
 Retransfers                                                               0.00
                                                                     1485221.60

                                  Class A Share - 91%                1351551.66
 Remaining Revolving Account Balance                                       0.00
 Principal due to Class A                                            1351551.66

 Prepayment from Revolving Account                                         0.00
 Prepayment From Pre-Funding Account                                       0.00
 Prior Class A Arrearage                                                   0.00

 Class A Principal Due                                               1351551.66

 Class A Principal Distribution                                      1351551.66

 Current Class A Arrearage                                                 0.00

 Ending Class A Principal Balance after current Distribution        82090908.88


Servicing Fee Schedule

 Beginning Collateral Balance                          73573052.65
 Annual Servicing Rate                                        2.00%
 Prior Servicing Fee Arrearage                                0.00
 Current Servicer Fee                                    122621.75
 Servicer Fee Due                                        122621.75
 Servicer Fee Paid                                       122621.75
 Current Servicing Fee Arrearage                              0.00


SEC Reporting and Trustee Fee Schedule

Sec Reporting Fee                                          1500.00
Annual Trustee Fee                                            0.00
Prior Trustee Fee Arrearage                                   0.00
Current SEC and Trustee Fee                                1500.00
Trustee Fee Due                                            1500.00
Current Trustee Fee Arrearage                                 0.00


Certificate Insurer Schedule

Ending  Class A Balance                                82090908.88
Insurance Premium                                            0.350%
Insurance Premium Supplement                                  0.00%
Certificate Insurer Fee                                  23,943.18


Pre-Funding Account

Opening Balance                                        16490982.64
Monthly Originations X 91%                                    0.00
Withdrawal From Pre-Funding Account                           0.00
Prepayment associated with end of Pre-Funding Period          0.00
Closing Balance                                        16490982.64


Revolving Account Schedule

Opening Balance                                               0.00
Amount Transferred from Collection Account                    0.00
First Interim Balance                                         0.00
Withdrawal From Revolving Account                             0.00
Second Interim Balance                                        0.00
Amount Transferred to Certificate Account
Prepayment Associated with Release from Revolving Acct        0.00
Ending Balance                                                0.00


Spread Account

Initial Collateral Balance                             85200000.00
Opening Spread Account Balance                          4681318.68
Less Interest Earned                                     -17476.11
Opening Spread Account Balance                          4681318.68
Required Balance Spread Account                         4681318.68
Required Deposit to Spread Account                            0.00
Ending Spread Account Balance                           4681318.68


Cap                                                     4681318.68

Floor                                                  82090908.88
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000

(A) Portfolio Performance Tests:           Current:  1 Mo Previous2 Mos Previous
                                           (yes/no)    (yes/no)      (yes/no)
Trigger Event  (Yes/No)                       no          no            no

                                                        Monthly
Delinquencies                                         Delinquency
                            Delinquencies    ACPB        Ratio
            2 Months Prior:   2604359.43 74877778.19        3.478%
             1 Month Prior:   3512011.46 73573052.65        4.774%
                   Current:   3866941.62 72087831.05        5.364%
                                                            4.539%

                            Maximum Delinquency Ratio        8.25%

                                                        Monthly       Annual
Gross Defaulted Contracts                               Default      Default
                              Defaults       ACPB        Rate          Rate
            2 Months Prior:         0.00 75191096.44        0.000%        0.000%
             1 Month Prior:    135653.47 74225415.42        0.183%        2.193%
                   Current:    455159.41 72830441.85        0.625%        7.499%
                                                            0.269%        3.231%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                             18.00%
      (iii)  Month 25 through the remainder of the transaction            14.00%

                                                        Monthly       Annual
Losses                                                   Loss          Loss
                               Losses        ACPB        Rate          Rate
            2 Months Prior:         0.00  75,191,096        0.000%        0.000%
             1 Month Prior:     -8794.66  74,225,415       -0.012%       -0.142%
                   Current:     -1069.68  72,830,442       -0.001%       -0.018%
                                                           -0.004%       -0.053%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 24                                              8.00%
      (iii)  Month 25 through the remainder of the transaction             6.00%

(B) Insurance Agreement Event of Defaults            1 Mo Previous2 Mos
Previous
                                           Current:    (yes/no)      (yes/no)
Event of Default (Yes/No)                     no          no            no

(1)   Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)   Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                        Monthly
Delinquencies                                         Delinquency
                            Delinquencies    ACPB        Ratio
            2 Months Prior:   2604359.43 74877778.19        3.478%
             1 Month Prior:   3512011.46 73573052.65        4.774%
                   Current:   3866941.62 72087831.05        5.364%

                                                            4.539%

                            Maximum Delinquency Ratio       11.00%


(5)   The Default Rate average over the 3 previous Monthly
      Periods exceeds 25% for month 1 through 24,
       and 17% for the remainder of      the transaction;


                                                        Monthly       Annual
Defaults                                                Default      Default
                              Defaults       ACPB        Rate          Rate
            2 Months Prior:         0.00 75191096.44        0.000%        0.000%
             1 Month Prior:    135653.47 74225415.42        0.183%        2.193%
                   Current:    455159.41 72830441.85        0.625%        7.499%
                                                            0.269%        3.231%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                             25.00%
      (iii)  Month 25 through the remainder of the transaction            17.00%

(B) Insurance Agreement Event of defaults (Cont.)

(6)   The Net Loss Rate averaged over the 3 previous Monthly
      Periods exceeds 11% for month 1 through 24,
       and 8% for the remainder of       the transaction;


                                                        Monthly       Annual
Losses                                                   Loss          Loss
                               Losses        ACPB        Rate          Rate
            2 Months Prior:         0.00 75191096.44        0.000%        0.000%
             1 Month Prior:     -8794.66 74225415.42       -0.012%       -0.142%
                   Current:     -1069.68 72830441.85       -0.001%       -0.018%
                                                           -0.004%       -0.053%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 12                                             11.00%
      (iii)  Month 25 through the remainder of the transaction             8.00%


(7)   The Servicer Termination Events listed below:

 (i)  Failure to deposit funds as required under the                    no
      Pooling and Servicing Agreement

 (ii) Failure to deliver the Servicer's Certificate                     no

(iii) Breach of Servicer covenants                                      no

 (iv) Bankruptcy or insolvency of the Servicer                          no

 (v)  Material breach of representations and warranties                 no

 (vi) Certificate Insurer has not delivered a                           no
      Servicer Extension Notice

(vii) Insurance Agreement Event of Default on                           no
      this or other transactions

(viii)Claim under the policy                                            no


                                                   Certificate
                                                     Account       Payment
Available Amount                                   2,356,837.04

Payments on Payment Date

   (i)  Servicing Fee                               (122,621.75)  122,621.75



  (ii)  Trustee, Collateral Agent                     (1,500.00)    1,500.00
        and Custodian fees



 (iiia) Class A Interest                            (408,868.06)  408,868.06

 (iiib) Class A Principal                         (1,351,551.66)1,351,551.66

  (iv)  Certificate Insurer                          (23,943.18)   23,943.18



   (v)  Collateral Agent (Spread Account)                  0.00         0.00

  (vi)  [Reserved]

  (vii) Unreimbursed expenses to the Trustee               0.00         0.00

 (viii) Unreimbursed expenses to Master Servicer           0.00         0.00

  (ix)  Unreimbursed expenses to Standby Servicer          0.00         0.00

   (x)  Unreimbursed expenses to the Transferor            0.00         0.00

  (xi)  Class B Certificate Holders                 (448,352.39)  448,352.39

                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Kevin Adams
                           VP/CFO


Dated:        February 28, 1997